Exhibit D
                                    ---------

                             Joint Filing Agreement

         In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of us of a Schedule 13D relating to the ordinary shares, no par value, of Ducati Motor Holding S.p.A., an Italian company, and that any subsequent amendments thereto filed by any of us will be filed on behalf of each of us. This Agreement may be included as an exhibit to such joint filing.

Dated: April 6, 2006


                                  BI-INVEST INTERNATIONAL HOLDINGS LIMITED
                                  By: MONTAGE EAST LIMITED, Director & President
                                  By: /s/ Trevor Sunderland
                                      -------------------------
                                  Name: Trevor Sunderland, Authorized Signatory

                                  INVESTINDUSTRIAL HOLDINGS LIMITED
                                  By: /s/ Stuart Hornby
                                      ---------------------
                                  Name:  Stuart Hornby
                                  Title: Director

                                  INVESTINDUSTRIAL PARTNERS LIMITED
                                  By: /s/ Christopher Le Boutillier
                                      ---------------------------------
                                  Name:  Christopher Le Boutillier
                                  Title: Director

                                  INVESTINDUSTRIAL III, L.P.
                                  By: INVESTINDUSTRIAL PARTNERS LIMITED,
                                      its General Partner

                                  By: /s/ Christopher Le Boutillier
                                      ---------------------------------
                                  Name:  Christopher Le Boutillier
                                  Title: Director

                                  WORLD MOTOR HOLDINGS S. a r.l.

                                  By: /s/ Emmanuel Famerie
                                      ------------------------
                                  Name:  Emmanuel Famerie
                                  Title: Manager

                                  WORLD MOTORS S.A.

                                  By: /s/ Emmanuel Famerie
                                      ------------------------
                                  Name:  Emmanuel Famerie
                                  Title: Director

                                  WORLD MOTORS WHITE S.c.A.
                                  By: WORLD MOTORS S.A., its Manager

                                  By: /s/ Emmanuel Famerie
                                      ------------------------
                                  Name:  Emmanuel Famerie
                                  Title: Director

                                  WORLD MOTORS RED S.c.A.
                                  By: WORLD MOTORS S.A., its Manager

                                  By: /s/ Emmanuel Famerie
                                      ------------------------
                                  Name:  Emmanuel Famerie
                                  Title: Director

                                  EFG TRUST COMPANY LIMITED, in its capacity as trustee of The Carlo Bonomi Declaration of Trust
                                  By: /s/ J. Le Chevalier
                                      -----------------------
                                  Name:  J. Le Chevalier
                                  Title: Authorized Signatory

                                  By: /s/ P. Weir
                                      ---------------
                                  Name:  P. Weir
                                  Title: Authorized Signatory

                                  EQ TRUST (JERSEY) LIMITED, in its capacity as trustee of the Budda Trust

                                  By: /s/ Christine Brown
                                      -----------------------
                                  Name:  Christine Brown
                                  Title: Authorized Signatory

                                  By: /s/ Kay Dorey
                                      -----------------
                                  Name:  Kay Dorey
                                  Title: Authorized Signatory

                                  BS PRIVATE EQUITY S.p.A.

                                  By: /s/ Antonio Perricone
                                      -------------------------
                                  Name:  Antonio Perricone
                                  Title: Chairman

                                  BS INVESTIMENTI S.G.R. S.p.A., acting in its capacity as manager of the fund "BS Investimenti IV"

                                  By: /s/ Antonio Perricone
                                      -------------------------
                                  Name:  Antonio Perricone
                                  Title: Chairman

                                  HOSPITALS OF ONTARIO PENSION PLAN

                                  By: /s/ Ray Newman
                                      ------------------
                                  Name:  Ray Newman
                                  Title: Senior Portfolio Manager, Private
                                         Equity & Special Situations

                                  By: /s/ Andrew Moysiuk
                                      ----------------------
                                  Name:  Andrew Moysiuk
                                  Title: Vice President, Private Equity &
                                         Special Situations